Leases (Details) - USD ($) $ in Thousands	1 Months Ended
	Mar. 29, 2019	Mar. 31, 2021	Mar. 31, 2020
Leases [Abstract]
Lease, description	the Group entered into a lease agreement for factory space located in Yangon, Myanmar that expire in March 2069. The lease for the factory space has a term of 50 years, Kayser Myanmar has the option to extend the lease term for two consecutive 10-year terms on the same terms and conditions as in effect for the initial 50-year period. Kayer Myanmar is obligated under the lease to make monthly lease payment equal to 10 million Myanmar Kyat (equivalent to $7.3 per month as of March 31, 2021). During the year ended March 31, 2019, Kayser Myanmar has paid Konig Company $950 as prepaid rent under the lease, approximately 12 years of rental payments.
Operating lease cost government subsidy and sublease income		$ 66	$ 289